UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 10.01
EXHIBIT 99.01

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)
     As previously disclosed in a Current Report on Form 8-K filed by Silicon Image, Inc. (the “Registrant”) on April 6, 2007, Robert Freeman, the Registrant’s Chief Financial Officer, previously notified the Registrant of his intention to retire. With the appointment of Harold L. Covert as the Registrant’s new Chief Financial Officer, as disclosed below in Item 5.02(c), Mr. Freeman will assist in the transition through December 31, 2007, the expiration date of the transitional period under the term of the Transitional Employment and Separation Agreement dated April 5, 2007 between Mr. Freeman and the Registrant, at which time Mr. Freeman will retire.
(c)
     Harold L. Covert, age 60, was appointed as Chief Financial Officer of the Registrant, effective on October 4, 2007. The Registrant has entered into an employment offer letter with Mr. Covert for the position of Chief Financial Officer. The offer letter sets forth the terms of Mr. Covert’s employment with the Registrant, including an annual base salary of $300,000 and participation in the Registrant’s health, insurance and employee benefit plans. Under the terms of the offer letter, Mr. Covert is to receive a bonus for the 2007 fiscal year which shall be equal to 45% of his annual base salary, prorated for the portion of fiscal year 2007 during which Mr. Covert is employed by the Registrant. In addition, Mr. Covert is to receive a stock option to purchase 200,000 shares of the Registrant’s common stock with the grant date to be the fifteenth day of the calendar month following Mr. Covert’s commencement of employment with the Registrant. The option will have an exercise price equal to the closing price of the common stock on the date of grant and will vest with respect to one fourth (1/4) of the total number of shares on the one year anniversary date of the date of grant, and thereafter, on the fifteenth day of each succeeding month, the option shall become vested and exercisable with respect to an additional one forty-eighth (1/48) of the total number of shares until such time as the option is vested and exercisable with respect to all of the shares.
     Prior to joining the Registrant, Mr. Covert was Chief Financial Officer of Openwave Systems Inc., a communications software company, from September 2005 to August 2007. Mr. Covert served as Chief Financial Officer of Fortinet, Inc., a security software firm, from September 2003 to September 2005. Mr. Covert was Chief Financial Officer of Extreme Networks, Inc., a network infrastructure equipment company, from August 2001 to September 2003. Prior to that time, Mr. Covert held various financial positions at several publicly-traded and private companies. Mr. Covert holds an MBA from Cleveland State University, a Bachelor of Science in Business Administration from Lake Erie College and is a Certified Public Accountant.
     Mr. Covert currently serves as a director and Chairman of the Audit Committee on the Boards of Directors of JDS Uniphase Corporation, Harmonic Inc. and Thermage, Inc.
     A copy of the employment offer letter with Mr. Covert is filed herewith as Exhibit 10.01.
     A copy of the press release announcing the appointment of Mr. Covert is filed herewith as Exhibit 99.1.
(e)
     The information set forth above under Item 5.02(c) regarding Mr. Covert’s employment agreement is hereby incorporated by reference into this Item 5.02(e).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)
     Exhibits.

Exhibit No.	Exhibit Title

10.01	Employment offer letter with Harold L. Covert dated October 2, 2007.

99.01	Press Release dated October 4, 2007 announcing the appointment by the Registrant of Harold L. Covert as Chief Financial Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

10.01	Employment offer letter with Harold L. Covert dated October 2, 2007.

99.01	Press Release dated October 4, 2007 announcing the appointment by the Registrant of Harold L. Covert as Chief Financial Officer.